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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                JANUARY 14, 2004

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                               CELADON GROUP, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                     000-23192                 13-3361050
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)



                                ONE CELADON DRIVE
                             INDIANAPOLIS, IN 46235
           (Address of principal executive office, including sip code)



                                 (317) 972-7000
              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEM 1.           CHANGES IN CONTROL OF REGISTRANT.

                  Not applicable.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  Not applicable.

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP.

                  Not applicable.

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Not applicable.

ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.

                  Not applicable.

ITEM 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Not applicable.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

                  EXHIBIT
                  NUMBER                 EXHIBIT TITLE
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                   99.1             Celadon Group, Inc. press release announcing
                                    second fiscal quarter financial and
                                    operating results

ITEM 8.           CHANGE IN FISCAL YEAR.

                  Not applicable.

ITEM 9.           REGULATION FD DISCLOSURE.

                  Not applicable.

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

                  Not applicable.



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ITEM 11.          TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE
                  BENEFIT PLANS.

                  Not applicable.

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On Wednesday, January 14, 2004, Celadon Group, Inc., a Delaware corporation (the "Company"), issued a press release (the "Press Release") announcing its financial and operating results for the three and six months ended December 31, 2003, the second fiscal quarter of the Company's fiscal year ending June 30, 2004. A copy of the Press Release is attached to this report as
Exhibit 99.1.

         The information contained in this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         The information in this report and the exhibit hereto may contain "forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those anticipated by forward-looking statements. Please refer to the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CELADON GROUP, INC.


Date: January 20, 2004                      By:  /s/ Stephen Russell
                                                 -----------------------------
                                                 Stephen Russell, Chairman and
                                                 Chief Executive Officer